Exhibit 99.1

Talos Energy Provides Operational Updates

Houston, Texas, December 7, 2023 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today provides operational updates.

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Talos expects the impact related to the Main Pass Oil Gathering pipeline shut-in to be immaterial to its fourth quarter 2023 results. Talos is among seven oil producers whose production has been shut-in since mid-November 2023 in the U.S. Gulf of Mexico as a result of the closing of the pipeline.

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Talos anticipates first production ahead of schedule by year-end 2023 for Talos’s Venice and Lime Rock discoveries, which will be tied-back to the Talos-owned and operated Ram Powell facility. Talos owns a 60% working interest in both wells.

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Talos reaffirms its fourth quarter 2023 operational guidance. As previously reported, for the fourth quarter 2023, Talos expects average daily production of 66.5 - 68.5 thousand barrels of oil equivalent per day.

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven, innovative, independent energy company focused on safely and efficiently maximizing long-term value through its Upstream Exploration & Production and Low Carbon Solutions businesses. We currently operate in the United States and offshore Mexico. We leverage decades of technical and offshore operational expertise to acquire, explore, and produce assets in key geological trends while developing opportunities to reduce industrial emissions through carbon capture and storage projects along the U.S. Gulf Coast. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

investor@talosenergy.com

FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast,” “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, our ability to realize the results contemplated by our 2023 full year and fourth quarter guidance; the uncertainty inherent in projecting future rates of production; and the other risks discussed in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and “Risk Factors” in our Quarterly Reports on Forms 10-Q filed with the U.S. Securities and Exchange Commission.

Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002